EXHIBIT 24.1

                 CONSENT OF NEVOSO, PIVIROTTO, PINKHAM & FOSTER

                        Certified Public Accountants, LLC

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                       Nevoso, Pivirotto, Pinkham & Foster
                                       CERTIFIED PUBLIC ACCOUNTANTS, LLC

                         Report of Independent Auditors

      We consent to the incorporation by reference in this Registration Statement of Tirex America Inc. on Form S-8 of our report dated October 9, 1997, appearing in the incorporated by reference from the Annual Report on Form 10-KSB of The Tirex Corporation for the year ended June 30, 1997.


                                             Nevoso, Pivirotto, Pinkham & Foster
                                               Certified Public Accountants, LLC

April 13, 1998
Fairfield, New Jersey